                             LETTER OF TRANSMITTAL

                             WESTPOINT STEVENS INC.
              TO TENDER FOR EXCHANGE 7 7/8% SENIOR NOTES DUE 2005
                        AND 7 7/8% SENIOR NOTES DUE 2008
           PURSUANT TO THE PROSPECTUS DATED                   , 1998
       THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M.,
NEW YORK CITY TIME, ON          , 1998 UNLESS EXTENDED (THE "EXPIRATION DATE").

                PLEASE READ CAREFULLY THE ATTACHED INSTRUCTIONS

     IF YOU DESIRE TO ACCEPT THE EXCHANGE OFFER, THIS LETTER OF TRANSMITTAL
       SHOULD BE COMPLETED, SIGNED, AND SUBMITTED TO THE EXCHANGE AGENT:

                              THE BANK OF NEW YORK

      By Registered or Certified Mail:               By Hand or Overnight Delivery:
            THE BANK OF NEW YORK                          THE BANK OF NEW YORK
        101 Barclay Street, (7 East)                       101 Barclay Street
          New York, New York 10286                  Corporate Trust Services Window
          Attention: Diana Torres                             Ground Level
           Reorganization Section                       New York, New York 10286
                                                        Attention: Diana Torres
                                                         Reorganization Section
                         By Facsimile for Eligible Institutions:
                                      (212) 815-6339
                                 Confirmed by Telephone:
                                      (212) 815-5789

     DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS, OR TRANSMISSION VIA FACSIMILE TO A NUMBER, OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY. FOR ANY QUESTIONS REGARDING THIS LETTER OF TRANSMITTAL OR FOR ANY ADDITIONAL INFORMATION, YOU MAY CONTACT THE EXCHANGE AGENT.

     The undersigned hereby acknowledges receipt of the Prospectus dated
        , 1998 (as it may be supplemented and amended from time to time, the "Prospectus") of WestPoint Stevens Inc., a Delaware corporation ("Company"), and this Letter of Transmittal (the "Letter of Transmittal"), that together constitute the Company's offer (the "Exchange Offer") to exchange (i) $1,000 principal amount of its 7 7/8% Senior Notes due 2005 (the "Senior Notes due 2005"), registered under the Securities Act of 1933, as amended (the "Securities Act"), pursuant to a Registration Statement of which this prospectus is a part, for each $1,000 principal amount of its outstanding 7 7/8% Senior Notes due 2005 (the "Old Senior Notes due 2005"), of which $525,000,000 principal amount is outstanding and (ii) $1,000 principal amount of its 7 7/8% Senior Notes due 2008 (the "Senior Notes due 2008" and together with the Senior Notes due 2005, the "Exchange Securities"), registered under the Securities Act, pursuant to a Registration Statement of which this prospectus is a part, for each $1,000 principal amount of its outstanding 7 7/8% Senior Notes due 2008 (the "Old Senior Notes due 2008" and together with the Old Senior Notes due 2005, the "Old Securities"), of which $475,000,000 principal amount is outstanding, respectively. The Old Securities and the Exchange Securities are referred to herein collectively as the "Securities." Capitalized terms used but not defined herein have the meanings ascribed to them in the Prospectus.

     The undersigned hereby tenders the Securities described in Box 1 below (the "Tendered Securities") pursuant to the terms and conditions described in the Prospectus and this Letter of Transmittal. The undersigned is the registered owner of all the Tendered Securities and the undersigned represents that it has received from each beneficial owner of the Tendered Securities ("Beneficial Owners") a duly completed and executed form of "Instruction to Registered Holder and/or Book-Entry Transfer Facility Participant from Beneficial Owner" accompanying this Letter of Transmittal, instructing the undersigned to take the action described in this Letter of Transmittal.

     Subject to, and effective upon, the acceptance for exchange of the Tendered Securities, the undersigned hereby exchanges, assigns and transfers to, or upon the order of, the Company all right, title, and interest in, to and under the Tendered Securities.

     Please issue the Exchange Securities exchanged for Tendered Securities in the name(s) of the undersigned. Similarly, unless otherwise indicated under "SPECIAL DELIVERY INSTRUCTIONS" below (see Box 3), please send or cause to be sent the certificates for the Exchange Securities (and accompanying documents, as appropriate) to the undersigned at the address shown below in Box 1.

     The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as the true and lawful agent and attorney in fact of the undersigned with respect to the Tendered Securities, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (i) deliver the Tendered Securities to the Company or cause ownership of the Tendered Securities to be transferred to, or upon the order of, the Company, on the books of the registrar for the Securities and deliver all accompanying evidences of transfer and authenticity to, or upon the order of, the Company upon receipt by the Exchange Agent, as the undersigned's agent, of the Exchange Securities to which the undersigned is entitled upon acceptance by the Company of the Tendered Securities pursuant to the Exchange Offer, and (ii) receive all benefits and otherwise exercise all rights of beneficial ownership of the Tendered Securities, all in accordance with the terms of the Exchange Offer.

     The undersigned understands that tenders of Securities pursuant to the procedures described under the caption "The Exchange Offer" in the Prospectus and in the instructions hereto will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Exchange Offer, subject only to withdrawal of such tenders on the terms set forth in the Prospectus under the caption "The Exchange Offer -- Withdrawal of Tenders." All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and any Beneficial Owner(s), and every obligation of the undersigned or any Beneficial Owner(s) hereunder shall be binding upon the heirs, representatives, successors, and assigns of the undersigned and such Beneficial Owner(s).

     The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, exchange, assign, and transfer the Tendered Securities and that the Company will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges, encumbrances, and adverse claims when the Tendered Securities are acquired by the Company as contemplated herein. The undersigned and each Beneficial Owner will, upon request, execute and deliver any additional documents reasonably requested by the Company or the Exchange Agent as necessary or desirable to complete and give effect to the transactions contemplated hereby.

     The undersigned hereby represents and warrants that the information set forth in Box 2 is true and correct.

     By accepting the Exchange Offer, the undersigned hereby represents and warrants that (i) the Exchange Securities to be acquired by the undersigned and any Beneficial Owner(s) in connection with the Exchange Offer are being acquired by the undersigned and any Beneficial Owner(s) in the ordinary course of business of the undersigned and any Beneficial Owner(s), (ii) the undersigned and each Beneficial Owner are not participating, do not intend to participate, and have no arrangement or understanding with any person to participate, in the distribution of the Exchange Securities, (iii) except as otherwise disclosed in writing herewith, neither the undersigned nor any Beneficial Owner is an "affiliate," as defined in Rule 405 under the Securities Act, of the Company, and (iv) the undersigned and each Beneficial Owner acknowledge and agree that any person participating in the Exchange Offer with the intention or for the purpose of distributing the Exchange Securities must comply with the registration and prospectus delivery requirements of the Securities Act of 1933, as amended (together with the rules and regulations promulgated thereunder, the "Securities

Act") in connection with a secondary resale of the Exchange Securities acquired by such person and cannot rely on the position of the Staff of the Securities and Exchange Commission (the "Commission") set forth in the no-action letters that are discussed in the section of the Prospectus entitled "The Exchange Offer." In addition, by accepting the Exchange Offer, the undersigned hereby (i) represents and warrants that, if the undersigned or any Beneficial Owner of the Securities is a Participating Broker-Dealer, such Participating Broker-Dealer acquired the Securities for its own account as a result of market-making activities or other trading activities and has not entered into any arrangement or understanding with the Company or any "affiliate" of the Company (within the meaning of Rule 405 under the Securities Act) to distribute the Exchange Securities to be received in the Exchange Offer, and (ii) acknowledges that, by receiving Exchange Securities for its own account in exchange for Old Securities, where such Old Securities were acquired as a result of market-making activities or other trading activities, such Participating Broker-Dealer will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such Exchange Securities; however, by so acknowledging and delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

     Holders of Old Securities that are tendering by book-entry transfer to the Exchange Agent's account at DTC can execute the tender through the DTC Automated Tender Offer Program ("ATOP"), for which the transaction will be eligible. DTC participants that are accepting the Exchange Offer must transmit their acceptance to DTC, which will verify the acceptance and execute a book-entry delivery to the Exchange Agent's DTC account. DTC will then send an Agent's Message to the Exchange Agent for its acceptance. DTC participants may also accept the Exchange Offer prior to the Expiration Date by submitting a Notice of Guaranteed Delivery through ATOP.

[ ]  CHECK HERE IF TENDERED SECURITIES ARE BEING DELIVERED HEREWITH.

[ ] CHECK HERE IF TENDERED SECURITIES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY DELIVERED TO THE EXCHANGE AGENT AND COMPLETE "USE OF GUARANTEED DELIVERY" BELOW (Box 4).

[ ] CHECK HERE IF TENDERED SECURITIES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE "USE OF BOOK-ENTRY TRANSFER" BELOW (Box 5).

[ ] CHECK HERE IF YOU ARE A PARTICIPATING BROKER-DEALER WHO ACQUIRED THE OLD SECURITIES FOR ITS OWN ACCOUNT AS A RESULT OF MARKET MAKING OR OTHER TRADING ACTIVITIES AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO (Box 7).

                 PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL
                     CAREFULLY BEFORE COMPLETING THE BOXES

                                     BOX 1
                       DESCRIPTION OF SECURITIES TENDERED
                 (Attach additional signed pages, if necessary)

----------------------------------------------------------------------------------------------------------------------
 NAME(S) AND ADDRESS(ES) OF REGISTERED SECURITY HOLDER(S),    CERTIFICATE    AGGREGATE PRINCIPAL  AGGREGATE PRINCIPAL
    EXACTLY AS NAME(S) APPEAR(S) ON NOTE CERTIFICATE(S)       NUMBER(S) OF    AMOUNT REPRESENTED         AMOUNT
                (PLEASE FILL IN, IF BLANK)                    SECURITIES*     BY CERTIFICATE(S)        TENDERED**
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
                                                                 Total
----------------------------------------------------------------------------------------------------------------------

 * Need not be completed by persons tendering by book-entry transfer.

** The minimum permitted tender is $1,000 in principal amount of Securities. All other tenders must be in integral multiples of $1,000 of principal amount. Unless otherwise indicated in this column, the principal amount of all Certificates identified in this Box 1 or delivered to the Exchange Agent herewith shall be deemed tendered. See Instruction 4.

                                     BOX 2
                              BENEFICIAL OWNER(S)

-----------------------------------------------------------------------------------------------------------------
          STATE OF PRINCIPAL RESIDENCE OF EACH                    TITLE AND PRINCIPAL AMOUNT OF TENDERED
        BENEFICIAL OWNER OF TENDERED SECURITIES              SECURITIES HELD FOR ACCOUNT OF BENEFICIAL OWNER
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------

               BOX 3                                       BOX 4

---------------------------------------------------------------------------

                         SPECIAL DELIVERY INSTRUCTIONS
                         (SEE INSTRUCTIONS 5, 6 AND 7)

   TO BE COMPLETED ONLY IF EXCHANGE SECURITIES EXCHANGED FOR OLD SECURITIES AND UNTENDERED SECURITIES ARE TO BE SENT TO SOMEONE OTHER THAN THE UNDERSIGNED, OR TO THE UNDERSIGNED AT AN ADDRESS OTHER THAN THAT SHOWN ABOVE

   Mail Exchange Securities and any untendered Old Securities to:

   Name(s):
   --------------------------------------------
                                 (PLEASE PRINT)

   Address:
   ---------------------------------------------

   ------------------------------------------------------

   ------------------------------------------------------
                               (INCLUDE ZIP CODE)

   ------------------------------------------------------
                   TAX IDENTIFICATION OR SOCIAL SECURITY NO.

------------------------------------------------------

------------------------------------------------------

                           USE OF GUARANTEED DELIVERY
                              (SEE INSTRUCTION 2)

   TO BE COMPLETED ONLY IF SECURITIES ARE BEING TENDERED BY MEANS OF A NOTICE OF GUARANTEED DELIVERY.

   Name(s) of Registered Holder(s):
                                   --------------------------------------------

   Window Ticket No. (if any):
                              -------------------------

   Date of Execution of Notice of Guaranteed Delivery:

   ------------------------------------------------------

   Name of Institution that Guaranteed Delivery:

   ------------------------------------------------------

   If Delivered by Book-Entry Transfer:

         Account Number with DTC:
                                 ------------------

         Transaction Code Number:
                                 --------------------

------------------------------------------------------
------------------------------------------------------

                                     BOX 5

                           USE OF BOOK-ENTRY TRANSFER
                              (SEE INSTRUCTION 2)

TO BE COMPLETED ONLY IF DELIVERY OF TENDERED SECURITIES IS TO BE MADE BY BOOK-ENTRY TRANSFER.

Name of Tendering Institution:
                              ---------------------------------------------

Account Number:
               ------------------------------------------------------------

Transaction Code Number:
                        ---------------------------------------------------

                                     BOX 6

                           TENDERING HOLDER SIGNATURE
                           (SEE INSTRUCTIONS 1 AND 5)
                   IN ADDITION, COMPLETE SUBSTITUTE FORM W-9

X
  ------------------------------------------------------------------------------

X
  ------------------------------------------------------------------------------
          (SIGNATURE OF REGISTERED HOLDER(S) OR AUTHORIZED SIGNATORY)

Note: The above lines must be signed by the registered holder(s) of Securities as their name(s) appear(s) on the Securities or by person(s) authorized to become registered holder(s) (evidence of such authorization must be transmitted with this Letter of Transmittal). If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer, or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below. See Instruction 5.

Name(s):
        ------------------------------------------------------------------------

Capacity:
         -----------------------------------------------------------------------

Street Address:
               -----------------------------------------------------------------

               -----------------------------------------------------------------
                                         (ZIP CODE)

Area Code and Telephone Number:
                               -------------------------------------------------

Tax Identification or Social Security Number:
                                             -----------------------------------

                              SIGNATURE GUARANTEE
                         (IF REQUIRED BY INSTRUCTION 5)

Authorized Signature
                    ------------------------------------------------------------

X
 -------------------------------------------------------------------------------

Name:
     ---------------------------------------------------------------------------
                                 (PLEASE PRINT)

Title:
      --------------------------------------------------------------------------

Name of Firm:
             -------------------------------------------------------------------
         (MUST BE AN ELIGIBLE INSTITUTION AS DEFINED IN INSTRUCTION 2)

Address:
        ------------------------------------------------------------------------

        ------------------------------------------------------------------------
                                   (ZIP CODE)

Area Code and Telephone Number:
                               -------------------------------------------------

Dated:
      ---------------------------

                                     BOX 7
                              BROKER-DEALER STATUS

[ ] Check this box if the Beneficial Owner of the Securities is a Participating
    Broker-Dealer and such Participating Broker-Dealer acquired the Securities for its own account as a result of market-making activities or other trading activities. If this box is checked, regardless of whether you are tendering by book-entry transfer through ATOP, an executed copy of this Letter of Transmittal must be received within three NYSE trading days after the Expiration Date by WestPoint Stevens Inc., attention Christopher N. Zodrow, facsimile (706) 645-4396.

----------------------------------------------------------------------------------------------------------------------
EXCHANGE AGENT'S NAME: THE BANK OF NEW YORK
----------------------------------------------------------------------------------------------------------------------

 SUBSTITUTE                         PART 1 -- PLEASE PROVIDE YOUR TIN IN THE BOX
 FORM W-9                           AT RIGHT AND CERTIFY BY SIGNING AND DATING   ---------------------------------
 DEPARTMENT OF THE TREASURY         BELOW                                        Social Security Number
 INTERNAL REVENUE SERVICE                                                        or
                                                                                 ---------------------------------
                                                                                 Employer Identification Number
                                   ---------------------------------------------------------------------------------
 PAYER'S REQUEST FOR                PART 2 -- CERTIFICATION -- Under penalties of perjury, I certify that:
 TAXPAYER IDENTIFICATION            (1) The number shown on this form is my correct Taxpayer Identification Number (or
 NUMBER ("TIN")                     I am waiting for a number to be issued to me) and
                                    (2) I am not subject to backup withholding either because I have not been notified by the Internal Revenue Service (the "IRS") that I am subject to backup withholding as a result of failure to report all interest or dividends, or the IRS has notified me that I am no longer subject to backup withholding.
                                   ---------------------------------------------------------------------------------
                                    CERTIFICATION INSTRUCTIONS -- You must cross                PART 3 --
                                    out item (2) above if you have been notified                Awaiting TIN [ ]
                                    by the IRS that you are currently subject to
                                    backup withholding because of underreporting
                                    interest or dividends on your tax return.
                                    However, if after being notified by the IRS
                                    that you were subject to backup withholding
                                    you received another notification from the
                                    IRS that you are no longer subject to backup
                                    withholding, do not cross out such item (2).
----------------------------------------------------------------------------------------------------------------------

 Signature ________________________________________________________________________    Date ________________________
----------------------------------------------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS SUBSTITUTE FORM W-9 MAY RESULT IN
      BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART 3 OF
                              SUBSTITUTE FORM W-9.

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

    I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administrative Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 31% of all reportable payments made to me will be withheld, but that such amounts will be refunded to me if I then provide a Taxpayer Identification Number within 60 days.

 __________________________________________________    ___________________, 1998
                      Signature                                 Date

                             WESTPOINT STEVENS INC.

                     INSTRUCTIONS TO LETTER OF TRANSMITTAL

                    FORMING PART OF THE TERMS AND CONDITIONS
                             OF THE EXCHANGE OFFER

     1. Delivery of this Letter of Transmittal and Securities. This Letter of Transmittal is to be completed by registered holders of Securities if certificates representing such Securities are to be forwarded herewith pursuant to the procedures set forth in the Prospectus under "The Exchange
Offer -- Procedures for Tendering," unless delivery of such certificates is to be made by book-entry transfer to the Exchange Agent's account maintained by DTC through ATOP. For a holder to properly tender Securities pursuant to the Exchange Offer, a properly completed and duly executed copy of this Letter of Transmittal, including Substitute Form W-9, and any other documents required by this Letter of Transmittal must be received by the Exchange Agent at its address set forth herein, and either (i) certificates for Tendered Securities must be received by the Exchange Agent at its address set forth herein, or (ii) such Tendered Securities must be transferred pursuant to the procedures for book-entry transfer described in the Prospectus under the caption "The Exchange Offer -- Procedures for Tendering" (and a confirmation of such transfer received by the Exchange Agent), in each case prior to 5:00 p.m., New York City time, on the Expiration Date. The method of delivery of certificates for Tendered Securities, this Letter of Transmittal and all other required documents to the Exchange Agent is at the election and risk of the tendering holder and the delivery will be deemed made only when actually received by the Exchange Agent. If delivery is by mail, registered mail with return receipt requested, properly insured, is recommended. Instead of delivery by mail, it is recommended that the holder use an overnight or hand delivery service. In all cases, sufficient time should be allowed to assure timely delivery. No Letter of Transmittal or Tendered Securities should be sent to the Company. Neither the Company nor the Exchange Agent is under any obligation to notify any tendering holder of the Company's acceptance of Tendered Securities prior to the closing of the Exchange Offer.

     2. Guaranteed Delivery Procedures. If a registered holder desires to tender Securities pursuant to the Exchange Offer and (a) certificates representing such tendered Securities are not immediately available, (b) time will not permit such holder's Letter of Transmittal, certificates representing such Tendered Securities and all other required documents to reach the Exchange Agent on or prior to the Expiration Date, or (c) the procedures for book-entry transfer cannot be completed on or prior to the Expiration Date, such holder may nevertheless tender such Tendered Securities with the effect that such tender will be deemed to have been received on or prior to the Expiration Date if the procedures set forth below and in the Prospectus under "The Exchange
Offer -- Guaranteed Delivery Procedures" (including the completion of Box 4 above) are followed. Pursuant to such procedures, (i) the tender must be made by or through an Eligible Institution (as defined), (ii) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form provided by the Company herewith, or an Agent's Message with respect to a guaranteed delivery that is accepted by the Company, must be received by the Exchange Agent on or prior to the Expiration Date, and (iii) the certificates for the Tendered Securities, in proper form for transfer (or a Book-Entry Confirmation of the transfer of such Tendered Securities to the Exchange Agent's account at DTC as described in the Prospectus), together with a Letter of Transmittal (or manually signed facsimile thereof) properly completed and duly executed, with any required signature guarantees and any other documents required by the Letter of Transmittal or a properly transmitted Agent's Message, must be received by the Exchange Agent within three New York Stock Exchange trading days after the date of execution of the Notice of Guaranteed Delivery. Any holder who wishes to tender Securities pursuant to the guaranteed delivery procedures described above must ensure that the Exchange Agent receives the Notice of Guaranteed Delivery relating to such tendered Securities prior to 5:00 p.m., New York City time, on the Expiration Date. Failure to complete the guaranteed delivery procedures outlined above will not, of itself, affect the validity or effect a revocation of any Letter of Transmittal form properly completed and executed by an Eligible Holder who attempted to use the guaranteed delivery process.

     3. Beneficial Owner Instructions to Registered Holders. Only a holder in whose name Tendered Securities are registered on the books of the registrar (or the legal representative or attorney-in-fact of such registered holder) may execute and deliver this Letter of Transmittal. Any Beneficial Owner of Tendered Securities who is not the registered holder must arrange promptly with the registered holder to execute and deliver this Letter of Transmittal on his or her behalf through the execution and delivery to the registered holder of the "Instructions to Registered Holder and/or Book-Entry Transfer Facility Participant from Beneficial Owner" form accompanying this Letter of Transmittal.

     4. Partial Tenders. Tenders of Securities will be accepted only in integral multiples of $1,000 in principal amount. If less than the entire principal amount of Securities held by the holder is tendered, the tendering holder should fill in the principal amount tendered in the column labeled "Aggregate Principal Amount Tendered" of the box entitled "Description of Securities Tendered" (see Box 1) above. The entire principal amount of Securities delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated. If the entire principal amount of all Securities held by the holder is not tendered, then Securities for the principal amount of Securities not tendered and Exchange Securities issued in exchange for any Securities tendered and accepted will be sent to the holder at his or her registered address, unless a different address is provided in the appropriate box on this Letter of Transmittal, as soon as practicable following the Expiration Date,

     5. Signatures on the Letter of Transmittal; Bond Powers and Endorsements; Guarantee of Signatures. If this Letter of Transmittal is signed by the registered holder(s) of the Tendered Securities, the signature must correspond with the name(s) as written on the face of the Tendered Securities without alteration, enlargement or any change whatsoever.

     If any of the Tendered Securities are owned of record by two joint owners, all such owners must sign this Letter of Transmittal. If any Tendered Securities are held in different names, it will be necessary to complete, sign and submit as many separate copies of the Letter of Transmittal as there are different names in which Tendered Securities are held.

     If this Letter of Transmittal is signed by the registered holder(s) of Tendered Securities, and Exchange Securities issued in exchange therefor are to be issued (and any untendered principal amount of Securities is to be reissued) in the name of the registered holder(s), then such registered holder(s) need not and should not endorse any Tendered Securities, nor provide a separate bond power. In any other case, such registered holder(s) must either properly endorse the Tendered Securities or a properly completed separate bond power with this Letter of Transmittal, with the signature(s) on the endorsement or bond power guaranteed by a Medallion Signature Guarantor (as defined below).

     If this Letter of Transmittal is signed by a person other than the registered holder(s) of any Tendered Securities, such Tendered Securities must be endorsed or accompanied by appropriate bond powers, in each case, signed as the name(s) of the registered holder(s) appear(s) on the Tendered Securities, with the signature(s) on the endorsement or bond power guaranteed by a Medallion Signature Guarantor.

     If this Letter of Transmittal or any Tendered Securities or bond powers are signed by trustees, executors, administrators, guardians, attorney-in-fact, officers of corporations, or others acting in a fiduciary or representative capacity, such persons should so indicate when signing and, unless waived by the Company, evidence satisfactory to the Company of their authority to so act must he submitted with this Letter of Transmittal.

     Signatures on this Letter of Transmittal must be guaranteed by a recognized participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program or the Stock Exchange Medallion Program (each a "Medallion Signature Guarantor"), unless the Tendered Securities are tendered (i) by a registered holder of Tendered Securities (or by a participant in DTC whose name appears on a security position listing as the owner of such Tendered Securities) who has not completed Box 3 ("Special Delivery Instructions") on this Letter of Transmittal, or (ii) for the account of a member firm of a registered national securities exchange, a member of the National Association of Securities Dealers, Inc. ("NASD") or a commercial bank or trust company having an office or correspondent in the United States (each of the foregoing being referred to as an "Eligible Institution"). If the Tendered Securities are registered in the name of a person other than the signor of the Letter of Transmittal or if Securities not tendered are to be returned to a person other than the registered holder, then the Signature on this Letter of Transmittal accompanying the Tendered Securities must be guaranteed by a Medallion Signature Guarantor as described above. Beneficial owners whose Securities are registered in the name of a broker, dealer, commercial bank, trust company or other nominee if they desire to tender such Notes.

     6. Special Delivery Instructions. Tendering holders should indicate in Box 3 the name and address to which the Exchange Securities and/or substitute Securities for principal amounts not tendered or not accepted for exchange are to be sent, if different from the name and address of the person signing this Letter of Transmittal. In the case of issuance in a different name, the taxpayer identification or social security number of the person must also be indicated.

     7. Transfer Taxes. The Company will pay all transfer taxes, if any, applicable to the exchange of Tendered Securities pursuant to the Exchange Offer. If, however, a transfer tax is imposed for any reason other than the transfer and exchange of Tendered Securities pursuant to the Exchange Offer, then the amount of any such transfer taxes (whether imposed on the registered holder or on any other person) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted with this Letter of Transmittal, the amount of such transfer taxes will be billed directly to such tendering holder.

     Except as provided in this Instruction 7, it will not be necessary for transfer tax stamps to be affixed to the Tendered Securities listed in this Letter of Transmittal.

     8. Tax Identification Number. Federal income tax law requires that the holder(s) of any Tendered Securities which are accepted for exchange must provide the Exchange Agent (as payor) with its correct taxpayer identification number ("TIN"), which, in the case of a holder who is an individual, is his or her social security number. If the Exchange Agent is not provided with the correct TIN, the holder may be subject to backup withholding and a $50 penalty imposed by the Internal Revenue Service. (If withholding results in an over-payment of taxes, a refund may be obtained.) Certain holders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional instructions.

     To prevent backup withholding, each holder of Tendered Securities must provide such holder's correct TIN by completing the Substitute Form W-9 set forth herein, certifying that the TIN provided is correct (or that such holder is awaiting a TIN), and that (i) the holder has not been notified by the Internal Revenue Service that such holder is subject to backup withholding as a result of failure to report all interest or dividends or (ii) if previously so notified, the Internal Revenue Service has notified the holder that such holder is no longer subject to backup withholding. If the Tendered Securities are registered in more than one name or are not in the name of the actual owner, consult the "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for information on which TIN to report.

     The Company reserves the right in its sole discretion to take whatever steps are necessary to comply with the Company's obligation regarding backup withholding.

     9. Validity of Tenders. All questions as to the validity, form, eligibility (including time of receipt), acceptance and withdrawal of Tendered Securities will be determined by the Company in its sole discretion, which determination will be final and binding. The Company reserves the right to reject any and all Securities not validly tendered or any Securities the Company's acceptance of which would, in the opinion of the Company or its counsel, be unlawful. The Company also reserves the right to waive any conditions of the Exchange Offer or defects or irregularities in tenders of Securities as to any ineligibility of any holder who seeks to tender Securities in the Exchange Offer. The interpretation of the terms and conditions of the Exchange Offer (including this Letter of Transmittal and the instructions hereto) by the Company shall be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Securities must be cured within such time as the Company shall determine. Neither the Company, the Exchange Agent nor any other person shall be under any duty to give notification of defects or irregularities with respect to tenders of Securities, nor shall any of them incur any liability for failure to give such notification. Tenders of Securities will not be deemed to have been made until such defects or irregularities have been cured or waived. Any Securities received by the Exchange Agent that are not properly tendered and as to which the defects or irregularities have not been cured or waived will be returned by the Exchange Agent to the tendering holders, unless otherwise provided in this Letter of Transmittal, as soon as practicable following the Expiration Date.

     10. Waiver of Conditions. The Company reserves the absolute right to amend, waive or modify any of the conditions in the Exchange Offer in the case of any Tendered Securities.

     11. No Conditional Tender. No alternative, conditional, irregular, or contingent tender of Securities or transmittal of this Letter of Transmittal will be accepted.

     12. Mutilated, Lost, Stolen or Destroyed Securities. Any tendering holder whose Securities have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated herein for further instructions.

     13. Requests for Assistance or Additional Copies. Questions and requests for assistance and requests for additional copies of the Prospectus or this Letter of Transmittal may be directed to the Exchange Agent at the address indicated herein. Holders may also contact their broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Exchange Offer.

     14. Acceptance of Tendered Securities and Issuance of Exchange Securities; Return of Securities. Subject to the terms and conditions of the Exchange Offer, the Company will accept for exchange all validly tendered Securities as soon as practicable after the Expiration Date and will issue Exchange Securities therefor as soon as practicable thereafter. For purposes of the Exchange Offer, the Company shall be deemed to have accepted Tendered Securities when, as and if the Company has given written or oral notice (immediately followed in writing) thereof to the Exchange Agent. If any Tendered Securities are not exchanged pursuant to the Exchange Offer for any reason, such unexchanged Securities will be returned, without expense, to the undersigned at the address shown in Box 1 or at a different address as may be indicated herein under "Special Delivery Instructions" (Box 3).

     15. Withdrawal. Tenders may be withdrawn only pursuant to the procedures set forth in the Prospectus under the caption "The Exchange Offer -- Withdrawal of Tenders."